EXHIBIT 10.1

The Malaysia Energy Commission in Malay and unofficial English translation

Translation from Malay

Suruhanjaya Tenaga
Energy Commission

Salinan Penerima

ST(H)15-Pin. 2/94

SJT161106071712020

No. Resit : 200612IKE04647
Tkh Resit : 12-Jun-2020

App Id : SJT1612020009757
Ruj Kami : 6038256/KI6212/20

Borang V
(Peraturan 97)

SURUHANJAYA TENAGA
AKTA BEKALAN ELEKTRIK 1990

PERAKUAN KELULUSAN

Mengikut peraturan 97 Peraturan-peraturan Elektrik 1994, Perakuan ini dikeluarkan kepada

WKL-ECOEARTH SDN. BHD.
(nama pengimport)

yang beralamat di

NO. 2A, JALAN PJU 3/48 SUNWAY DAMAN SARA 47810 PETALING JAYA SELANGOR

(alamat)

dan kelulusan diberikan untuk

MENGIMPORT	MEMPAMER [1]	MENJUAL	MENGIKLAN

*

kelengkapan yang perihalannya dinyatakan di bawah ini, terus daripada,
CN - CHINA
(nama dan negara pengilang)

dan kelengkapan itu mematuhi:

(a) Standard : **Safety IEC 60335-2-98:2002+A1:2004+A2:2008 IEC 60335-1:2010+COR1:2010+COR2:2011+A1:2013+A2:2016+COR1:2016**
(b) Laporan Ujian Jenis No : **Safety TUV Rheinland (Guangdong) Ltd 60369689 001 CB CERT JPTUV-109102**
(c) Tarikh Ujian : **Safety 02-Jun-2020**

bagi tempoh **satu** tahun dari tarikh dikeluarkan/ ~~diperbaharui~~* seperti yang ditunjukkan di bawah tertakluk kepada syarat-syarat berikut:
- SEPERTI LAMPIRAN A -

Tarikh dikeluarkan/ ~~diperbaharui~~* : 11-Jun-2020
Kelulusan No : 7578/20
Tarikh Habis Tempoh : 10-Jun-2021
Fee RM : 220.00

Perihalan Kelengkapan

Kelengkapan : Air Cooler
Nama Dagangan : e-COND-LIFE
Jenis / Model : ECL-AP01

Spesifikasi Kelengkapan

Voltan : 220-240 Volt.
Frekuensi : 50 Hz.
Nilai KT :
Kuasa : 130 Watt.
Arus : - Amp.

Ir. FAIRUS BINTI ABD. MANAF
Ketua Unit Kelengkapan
Jabatan Keselamatan Elektrik
Suruhanjaya Tenaga

1. Kelengkapan yang diluluskan adalah dicadangkan hanya untuk dipamerkan dan bukan untuk dijual, dipasang atau digunakan.

* Potong yang mana berkenaan.

[norfaidarina]

Printed from : ePermit

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Translation from Malay

Suruhanjaya Tenaga
Energy Commission

Salinan Penerima
LAMPIRAN A

No. Perakuan : SJT161106071712020

App ID : SJT1612020009757

Syarat-Syarat:

i) Kelengkapan ini hendaklah melalui ujian konsaimen yang dilakukan oleh SIRIM;

ii) Kelengkapan yang lulus ujian konsaimen hendaklah dilekatkan dengan label yang dikeluarkan oleh SIRIM;

iii) Pengimport dikehendaki mengemukakan nombor siri setiap kelengkapan bagi setiap konsaimen yang dibawa masuk kepada pihak SIRIM;

iv) Kelengkapan yang gagal ujian konsaimen hendaklah dipulangkan kepada negara asal ataupun dimusnahkan;

v) Kelengkapan hendaklah dibina secara sesuai dan sepadan dengan kord bekalan palam utama yang diluluskan oleh ST.

Kord bekalan hendaklah diperakui mengikut standard MS 140 atau MS 2112-5 atau BS 6500 atau IEC 60227-1 & IEC 60227-5 (tertebat PVC - kabel/kord boleh lentur) atau MS 140 atau IEC 60245-4 atau BS 6500 atau IEC 60245-1 & IEC 60245-4 (tertebat getah - kabel/kord boleh lentur).

Palam utama yang digunakan hendaklah seperti berikut:-

a) Palam fius 13A, mematuhi standard MS 589: Part 1 atau BS 1363: Part 1;
b) Palam 15A, mematuhi standard MS 1577;
c) Palam dua kutub bulat tidak boleh didawai semula 2.5A, 250V, dengan kord untuk sambungan ke kelengkapan kelas II, mematuhi standard MS 1578 atau BS EN 50075.

vi) Permohonan pembaharuan Perakuan Kelulusan beserta dengan bayaran hendaklah dibuat tidak kurang dari empat belas (14) hari dari tarikh habis tempoh Perakuan (Peratuan 106, Peraturan-Peraturan Elektrik(Pindaan) 2003)

Ir. FAIRUS BINTI ABD. MANAF
Ketua Unit Kelengkapan
Jabatan Keselamatan Elektrik
Suruhanjaya Tenaga

Printed from : ePermit

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Translation from Malay

Receiver’s copy
Receipt No.: 200612IKE04647 Receipt Date: 12-June-2020
Form V (Rule 97)
Applicant ID: SJT1612020009757
Our Reference: 6038256/KI6212/20
ENERGY COMMISSION
ELECTRICAL SUPPLY ACT 1990

ACKNOWLEDGEMENT OF APPROVAL

Based on rule 97 of the Electricity Rules 1994, this Acknowledgement is issued to

WKL-ECOEARTH SDN. BHD.

(name of importer)

Whose address is

NO. 2A, JALAN PJU 3/48 SUNWAY DAMANSARA

47810 PETALING JAYA SELANGOR

(address)

And the approval is given to

IMPORT	DISPLAY (1)	SELL	ADVERTISE

The equipment whose description is mentioned below: directly from,

CN – CHINA

(name and country of manufacturer)

And that description abides by:

(a)	Standard:	Safety IEC 60335-2-98:2002+A1:2004+A2:2008 IEC 60335-1:2010+COR1:2010+COR2:2011+A1:2013+A2:2016+COR1:2016
(b)	Test Report Number Type:	Safety TUV Rheinland (Guangdong) Ltd 60369689 001 CB CERT JPTUV-109102
(c)	Test Date:	Safety 02-June-2020

For the period of one year from the issue date as shown below, subject to the following conditions:

- AS PER ATTACHMENT A -

Issue date:	11-June-2020	End of Period Date: 10-June-2021
Approval Number:	7578/20	Fee in RM: 220.00

Equipment Description

Equipment:	Air Cooler
Trade Name:	e-COND-LIFE
Type / Model:	ECL-AP01

Equipment Specification

Voltage:	220-240 Volt	Power: 130 Watts
Frequency:	50 Hz	Current: - Amps
KT Value:

Head of Equipment Unit Department of Electrical Safety Energy Commission

1. The approved equipment is suggested for displaying only and not for sale, installation or usage.

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Translation from Malay

Receiver’s copy ATTACHMENT A Acknowledgement Number: SJT161106071712020 Applicant ID: SJT1612020009757

Conditions:

i)	This equipment shall go through a consignment test that is conducted by the Standard and Industrial Research Institute of Malaysia (SIRIM);

ii)	The equipment that passes the consignment test shall be attached a label that is issued by SIRIM;

iii)	The importer is required to present each equipment’s serial number for each consignment that is brought (into Malaysia) to a SIRIM authority;

iv)	An equipment that fails the consignment test shall be returned to its country of origin or destroyed;

v)	The equipment shall be built properly and match with a supply cord main plug that is approved by the Energy Commission (Suruhanjaya Tenaga, ST).

The supply cord shall be certified based on MS 140, MS 2112-5, BS 6500 or IEC 60227-1 & IEC 60227-5 standards (insulated PVC – flexible cable/cord), or MS 140, IEC 60245-4, BS 6500 or IEC 60245-1 & IEC 60245-4 (insulated rubber – flexible cable/cord) standards.

The main plug that is used shall be as follows: -

	a)	13A fuse plug, fulfilling the MS 589: Part 1 or BS 1363: Part 1 standard;
	b)	15A plug, fulfilling the MS 1577 standard;
	c)	2.5A, 250V two-pole circular plug that cannot be rewired with a cord for connection to class II equipment, fulfilling the MS 1578 or BS EN 50075 standard.

vi)	A request to renew the Acknowledgement of Approval together with a payment shall be done not less than fourteen (14) days from the Acknowledgement’s end of period date (Rule 106, Electricity Rules (Amendment) 2003)

Head of Equipment Unit Department of Electrical Safety Energy Commission

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